UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 26, 2007

iMergent, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32277	87-0591719
(Commission File Number)	(IRS Employer Identification No.)

754 East Technology Avenue
Orem, Utah	84097
(Address of Principal Executive Offices)	(Zip Code)

(801) 227-0004

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On June 26, 2007, iMergent, Inc. (the “Company”) received a complaint by the Attorney General of the State of Florida.  The action is entitled STATE OF FLORIDA OFFICE OF THE ATTORNEY GENERAL, Plaintiff, v IMERGENT, INC., STORESONLINE, INC. AND GALAXY MALL, INC. Defendants, filed in the Circuit Court of the Second Judicial Circuit in and for Leon County, Florida, with a case number of 2007CA1665.   The complaint alleges violations of the deceptive and unfair trade practices act and seeks to require the Company to register as a seller of business opportunity.  The complaint does not name any allegedly aggrieved purchasers or any parties who may have allegedly been defrauded.

Previously, the Office of the Attorney General issued a press release relating to what it described as an  “active public-consumer related investigation” indicating that the office was investigating iMergent, Inc. (the “Company”)  for “alleged deception of would-be entrepreneurs who buy StoresOnline business services (websites, etc.) at promotional seminars.”  At that time, the Company had received requests for information relating to only fourteen customers over the last three years from the Attorney General of Florida. Nine of those cases had been resolved at that time and the Company was waiting for responses from the Office of the Attorney General on the other five.

After the issuance of the press release , the Company met with the Office of the Attorney General where the Office of the Attorney General stated that it would expect the Company to review the outstanding complaints and resolve those in order to resolve the investigation.  The Company, to the best of its knowledge, has, in fact, resolved all outstanding complaints in the State of Florida and is currently unaware of any unresolved complaints which the Office of the Attorney General may have.  Prior to the Office of the Attorney General filing this action, the Company had confirmed to the Office of the Attorney General the satisfactory resolution of all customer complaints.  The Company did not receive notice of the intention of the Attorney General to file any action.

The Company intends to aggressively defend this action.  The Company vehemently disputes that it has at any time violated any Florida statute, or that it has otherwise in any manner defrauded any purchaser. The Company further disputes that it has any requirement to register as a seller of business opportunities.

There is no restriction on the Company engaging in business in the State of Florida.

Except for the historical information contained in this report, the statements made by the Company are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. iMergent’s future financial performance could differ significantly from the expectations of management and from results expressed or implied including but not limited to the expectations of the Company that  iMergent is in compliance with all laws in Florida and the belief of the Company that iMergent does not sell a business opportunity under Florida law.  For further information on other risk factors, please refer to the “Risk Factors” contained in iMergent’s Form 10-K for the year ended June 30, 2006 and its Forms 10-Q for the quarterly periods ended September 30, 2006,  December 31, 2006 and March 31, 2007. The information in Item 8.01 of this report is being furnished, not filed, pursuant to Form 8-K. Accordingly, the information in this Item will not be incorporated by reference into any registration statement filed by iMergent under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMERGENT, INC.

/s/ Robert M. Lewis
By: Robert M. Lewis, Chief Financial Officer
Date: June 27, 2007